BC Registry Services

Mailing Address:
PO Box 9431 Stn Prov Govt
Victoria BC V8W 9V3
www.corporateonline.gov.bc.ca

Location:
2nd Floor - 940 Blanshard Street
Victoria BC
1 877 526-1526

Cover Sheet

1304521 B.C. LTD.

Confirmation of Service

Form Filed:	Incorporation Application
Date and Time of Filing:	May 10, 2021 11:57 AM Pacific Time
Incorporation Effective Date:	The incorporation is to take effect at the time that this application is filed with the Registrar.
Recognition Date and Time:	Incorporated May 10, 2021 11:57 AM Pacific Time
Name of Company:	1304521 B.C. LTD.
Incorporation Number:	**BC1304521**

A federal Business Number has been assigned to this company as noted below. [IMPORTANT: KEEP THIS FOR YOUR COMPANY RECORDS]

Business Number: **759330467BC0001**

For assistance or additional information regarding the Business Number, contact Canada Revenue Agency at 1-800-959-5525 from 8:15 a.m. to 8:00 p.m., Monday through Friday, excluding statutory holidays.

This package contains:

- Certified Copy of the Incorporation Application
- Certified Copy of the Notice of Articles
- Certificate of Incorporation

Check your documents carefully to ensure there are no errors or omissions. If errors or omissions are discovered, please contact the Corporate Registry for instructions on how to correct the errors or omissions.

The British Columbia Business Corporations Act requires all incorporated companies to file information such as annual reports, a change of address or a change of directors. For information regarding these filings, review the "Maintaining Your B.C. Company" document at www.bcregistryservices.gov.bc.ca/local/bcreg/documents/forms/reg36.pdf.

For information regarding completion of forms, contact the Corporate Registry at 1 877 526-1526.

Mailing Address:
PO Box 9431 Stn Prov Govt
Victoria BC V8W 9V3
www.corporateonline.gov.bc.ca

Location:
2nd Floor - 940 Blanshard Street
Victoria BC
1 877 526-1526

Incorporation Application

FORM 1
BUSINESS CORPORATIONS ACT
Section 10

CERTIFIED COPY
Of a Document filed with the Province of British Columbia Registrar of Companies

CAROL PREST

FILING DETAILS:	*Incorporation Application for:* **1304521 B.C. LTD.**
	Incorporation Number: **BC1304521**
Filed Date and Time:	**May 10, 2021 11:57 AM Pacific Time**
Recognition Date and Time:	**Incorporated on May 10, 2021 11:57 AM Pacific Time**

INCORPORATION APPLICATION

Name Reservation Number:

N/A

Name Reserved:

The company is to be incorporated with a name created by adding "B.C. LTD" after the incorporation number.

INCORPORATION EFFECTIVE DATE:

The incorporation is to take effect at the time that this application is filed with the Registrar.

INCORPORATOR INFORMATION

Last Name, First Name, Middle Name:
Beri, Sahil

Mailing Address:
1 DORIS HIRST PLACE
WEST PENNANT HILLS 2125
AUSTRALIA

COMPLETING PARTY

Last Name, First Name, Middle Name:
Schoen, Lauren

Mailing Address:
20 GREAT GULF DR
SUITE 218
VAUGHAN ON L4K 0K7
CANADA

Completing Party Statement

I, Lauren Schoen, the completing party, have examined the articles and the incorporation agreement applicable to the company that is to be incorporated by the filing of the Incorporation Application and confirm that:

a) the Articles and the Incorporation Agreement both contain a signature line for each person identified as an incorporator in the Incorporation Application with the name of that person set out legibly under the signature lines,

b) an original signature has been placed on each of those signature lines, and

c) I have no reason to believe that the signature placed on a signature line is not the signature of the person whose name is set out under that signature line.

NOTICE OF ARTICLES

Name of Company:

1304521 B.C. LTD.

REGISTERED OFFICE INFORMATION

Mailing Address:
777 HORNBY STREET
SUITE 600
VANCOUVER BC V6Z 1S4
CANADA

Delivery Address:
777 HORNBY STREET
SUITE 600
VANCOUVER BC V6Z 1S4
CANADA

RECORDS OFFICE INFORMATION

Mailing Address:
777 HORNBY STREET
SUITE 600
VANCOUVER BC V6Z 1S4
CANADA

Delivery Address:
777 HORNBY STREET
SUITE 600
VANCOUVER BC V6Z 1S4
CANADA

DIRECTOR INFORMATION

Last Name, First Name, Middle Name:
Beri, Sahil

Mailing Address:
1 DORIS HIRST PLACE
WEST PENNANT HILLS 2125
AUSTRALIA

Delivery Address:
1 DORIS HIRST PLACE
WEST PENNANT HILLS 2125
AUSTRALIA

AUTHORIZED SHARE STRUCTURE

1.	No Maximum	Common Shares	Without Par Value Without Special Rights or Restrictions attached

BRITISH COLUMBIA
BC Registry Services

Mailing Address:
PO Box 9431 Stn Prov Govt
Victoria BC V8W 9V3
www.corporateonline.gov.bc.ca

Location:
2nd Floor - 940 Blanshard Street
Victoria BC
1 877 526-1526

CERTIFIED COPY
Of a Document filed with the Province of
British Columbia Registrar of Companies

CAROL PREST

Notice of Articles

BUSINESS CORPORATIONS ACT

This Notice of Articles was issued by the Registrar on: May 10, 2021 11:57 AM Pacific Time

Incorporation Number: **BC1304521**

Recognition Date and Time: Incorporated on May 10, 2021 11:57 AM Pacific Time

NOTICE OF ARTICLES

Name of Company:

1304521 B.C. LTD.

REGISTERED OFFICE INFORMATION

Mailing Address:
777 HORNBY STREET
SUITE 600
VANCOUVER BC V6Z 1S4
CANADA

Delivery Address:
777 HORNBY STREET
SUITE 600
VANCOUVER BC V6Z 1S4
CANADA

RECORDS OFFICE INFORMATION

Mailing Address:
777 HORNBY STREET
SUITE 600
VANCOUVER BC V6Z 1S4
CANADA

Delivery Address:
777 HORNBY STREET
SUITE 600
VANCOUVER BC V6Z 1S4
CANADA

DIRECTOR INFORMATION

Last Name, First Name, Middle Name:
Beri, Sahil

Mailing Address:
1 DORIS HIRST PLACE
WEST PENNANT HILLS 2125
AUSTRALIA

Delivery Address:
1 DORIS HIRST PLACE
WEST PENNANT HILLS 2125
AUSTRALIA

AUTHORIZED SHARE STRUCTURE

1.	No Maximum	Common Shares	Without Par Value
			Without Special Rights or Restrictions attached

BRITISH
COLUMBIA

Number: BC1304521

CERTIFICATE
OF
INCORPORATION

BUSINESS CORPORATIONS ACT

I Hereby Certify that 1304521 B.C. LTD. was incorporated under the Business Corporations Act on May 10, 2021 at 11:57 AM Pacific Time.

Issued under my hand at Victoria, British Columbia
On May 10, 2021

CAROL PREST
Registrar of Companies
Province of British Columbia
Canada

ELECTRONIC CERTIFICATE